ARISTOTLE FUNDS SERIES TRUST (THE “TRUST”)
Supplement dated June 13, 2025 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated July 29, 2024, as may be supplemented and/or revised from time to time, with respect to the series of the Trust (the “Aristotle Funds”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI. Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus, or SAI, as applicable.

Aristotle/Saul Global Equity Fund

At a meeting held on June 12, 2025, and upon the recommendation of Aristotle Investment Services, LLC (“AIS”), the investment adviser to Aristotle/Saul Global Equity Fund (the “Fund”), the Board of Trustees (the “Board”) of the Trust approved the liquidation and termination of Class A shares and Class I shares (the “Liquidating Share Classes”) of the Fund. The Liquidating Share Classes will be liquidated on or about June 30, 2025 (the “Liquidation Date”). Effective on the Liquidation Date, all references to the Liquidating Share Classes in the Fund’s Summary Prospectus and in the Aristotle Funds’ Prospectus and Statement of Additional Information are hereby deleted. The operational costs of the liquidation, including the mailing of notification to shareholders, will be borne by AIS.

In advance of the liquidation, the Liquidating Share Classes will be closed to new investors effective at the close of business on June 13, 2025. After that date, existing shareholders of the Liquidating Share Classes may continue to purchase shares, and retirement plans that currently offer the Fund as an investment option may continue to offer, the Liquidating Share Classes to their participants until the Liquidation Date.

Prior to the Liquidation Date, shareholders of a Liquidating Share Class may redeem their shares at any time as described in the Fund’s prospectus. Shareholders who continue to hold shares of a Liquidating Share Class on the Liquidation Date will receive the net asset value per share, after all charges, taxes, expenses and liabilities of the Liquidating Share Class have been paid or provided for, for all shares they own on the Liquidation Date.

The redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders holding shares of a Liquidating Share Class in a taxable account, meaning that if the amount you receive upon redemption of the Liquidating Share Class is greater than your tax basis in the Liquidating Share Class shares, you will realize a capital gain (or, if the amount you receive is less than your tax basis, a capital loss). Please consult your personal tax advisor about the potential tax consequences.

For shareholders that hold Liquidating Share Class shares in a tax-advantaged account (e.g., an individual retirement account, 403(b), 401(k) or other defined contribution or defined benefit plan), the redemption or exchange of shares generally will not result in a taxable event, but it is important that you consult your plan provider and/or your personal tax advisor if you have any questions.

Shareholders that hold Liquidating Share Class shares through a financial intermediary should contact their financial intermediary if they have questions.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI for future reference.
1